USA INTERNATIONAL CHEMICAL, INC.
                        1996 STOCK OPTION PLAN


     1.    PURPOSE; DEFINITIONS.

           (a) PURPOSE. The purpose of the Plan is to attract, retain and motivate officers, employees, consultants and directors of the Company, or subsidiaries of the Company, by giving them the opportunity to acquire Stock ownership in the Company.

           (b) DEFINITIONS. For purposes of the Plan, the following terms have the following meanings:

                (i) "Administrator" means the Compensation Committee referred to in Section 4 in its capacity as administrator of the Plan in accordance with Section 4.

                (ii)       "Board" means the Board of Directors of the Company.

                (iii) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                (iv) "Commission" means the Securities and Exchange Commission, and any successor agency.

                (v) "Company" means USA International Chemical, Inc., a Delaware corporation.

                (vi)       "Director" shall mean a member of the Board.

                (vii) "Disinterested Person" has the meaning set forth in Rule 16b-3 under the Exchange Act, and any successor definition adopted by the Commission.

                (viii)     "Effective Date" has the meaning set forth in
Section 2.

                (ix) "Eligible Person" shall mean in the case of the grant of an Incentive Stock Option Plan all employees of the Company or a Subsidiary of the Company and in the case of a Nonqualified Stock Option any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

                (x) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                (xi) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market Reporting System, the mean between the closing bid and asked price for the stock on such date, as furnished by the NASD; and
(iv) if the stock is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Administrator for purposes of granting options under the Plan.

                (xii)      "Grant Date" means the date of grant of any Option.

                (xiii) "Incentive Stock Option" shall mean an option which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

                (xiv) "Nonqualified Stock Option" shall mean an option which is designated a Nonqualified Stock Option.

                (xv) "Officer" shall mean an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

                (xvi) "Option" shall mean an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as an Incentive Stock Option or a Nonqualified Stock Option.

                (xvii) "Option Agreement" means the written option agreement covering an Option.

                (xviii)    "Optionee" means the holder of an option.

                (xix) "Plan" means this USA International Chemical, Inc. 1996 Stock Option Plan, as amended from time to time.

                (xx) "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

                (xxi) "Stock" means the Common Stock, par value $0.00001 of the Company, and any successor entity.

                (xxii) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                (xxiii)    "Tax Date" means the date defined in Section 7.

                (xxiv) "Vesting Date" means the date on which an Option becomes wholly or partially exercisable.

     2. EFFECTIVE DATE; TERM OF PLAN. The Effective Date of this Plan shall be upon the date of Board approval. This Plan, but not Options already granted, shall terminate automatically ten years after its adoption by the Board, unless terminated earlier by the Board under Section 13. No Options shall be granted after termination of this Plan but all Options granted prior to termination shall remain in effect in accordance with their terms.

     3. NUMBER AND SOURCE OF SHARES OF STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 8, the total number of shares of Stock with respect to which Options may be granted under this Plan is 500,000 shares of Stock. The shares of Stock covered by any canceled, expired or terminated Option or the unexercised portion thereof shall become available again for grant under this Plan. The shares of Stock to be issued hereunder upon exercise of an Option may consist of authorized and unissued shares or treasury shares.

     4. ADMINISTRATION OF THE PLAN. This Plan shall be administered by a committee of at least one member of the Board to which administration of this Plan is delegated by the Board, each of whom shall be Disinterested Persons (the "Compensation Committee"). The "Administrator" shall mean the "Compensation Committee" referred to in this Section 4 in its capacity as administrator of the Plan in accordance with this Section 4. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company, or a Subsidiary, as it deems proper.

     Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Optionees under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan.

     Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any division, action or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan. The Board at any time may abolish the Compensation Committee and revest in the Board the administration of the Plan; provided that all members of the Board at the time of such action must be "Disinterested Persons."

     5.    GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

           (a) GRANT OF OPTIONS. One or more Options may be granted to any Eligible Person. Subject to the express provisions of the Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under the Plan shall be granted. Each Option so granted shall be designated by the Administrator as either a Nonqualified Stock Option or an Incentive Stock Option.

     Subject to the express provisions of the Plan, the Administrator shall specify the Grant Date, the number of shares of Stock covered by the Option, the exercise price and the terms and conditions for exercise of the Options.
If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Optionee with a written Stock Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of shares of Stock covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of ten years from the Effective Date to officers, employees, consultants and directors of the Company and its Subsidiaries.

           (b) GENERAL TERMS AND CONDITIONS. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

                (i) EXERCISE OF OPTION. In order to exercise all or any portion of any Option granted under this Plan, an Optionee must remain as an officer, employee, consultant or director of the Company, or a Subsidiary, until the Vesting Date. The Option shall be exercisable on or after each Vesting Date in accordance with the terms set forth in the Option Agreement.

                (ii)  OPTION TERM.   Each Option and all rights or obligations
thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company), and shall be subject to earlier termination as hereinafter provided.

                (iii) EXERCISE PRICE. The Exercise Price of any Option shall be determined by the Administrator, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of an Optionee who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted.

                (iv) METHOD OF EXERCISE. To the extent the right to purchase shares of Stock has accrued, Options may be exercised, in whole or in part, from time to time in accordance with their terms by written notice from the Optionee to the Company stating the number of shares of Stock with respect to which the Option is being exercised and accompanied by payment in full of the exercise price. Payment may be made in cash, certified check or, at the absolute discretion of the Administrator, by non-certified check.

                (v) RESTRICTIONS ON STOCK; OPTION AGREEMENT. At the time it grants Options under this Plan, the Company may retain, for itself or others, rights to repurchase the shares of Stock acquired under the Option or impose other restrictions on such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the Stock Option Agreement evidencing the Option. No Option shall be exercisable until after execution of the Stock Option Agreement by the Company and the Optionee.

                (vi) NONASSIGNABILITY OF OPTION RIGHTS. No Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, only the Optionee may exercise an Option.

                (vii) EXERCISE AFTER CERTAIN EVENTS.

                      (1) TERMINATION OF EMPLOYMENT/CONSULTING/DIRECTORSHIP. If for any reason other than permanent and total disability or death (as defined below) an Optionee ceases to be employed by or to be a consultant or director of the Company, or a Subsidiary, Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time during the period specified in the Stock Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Stock Option Agreement, and (ii) ten years from the Grant
Date).

                           If an Optionee granted an Incentive Stock Option
terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Optionee need not exercise the Option within three months of termination of employment but shall be entitled to exercise within three months of termination of services to the Company or the Subsidiary (one year in the event of permanent disability or death). However, if Optionee does not exercise within three months of termination of employment, the option will not qualify as an Incentive Stock Option.

                      (2) PERMANENT DISABILITY AND DEATH. If an Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), or dies while employed by the Company, or while acting as an officer, consultant or director of the Company, or a Subsidiary, (or, if the Optionee dies within the period that the Option remains exercisable after termination of employment or affiliation), Options then held (to the extent then exercisable) may be exercised by the Optionee, the Optionee's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one year after the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

                (viii) COMPLIANCE WITH SECURITIES LAWS. The Company shall not be obligated to issue any shares of Stock upon exercise of an Option unless such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares of Stock are otherwise in compliance with all applicable securities laws. The Company is not obligated to register the shares of Stock under the federal securities laws or to take other steps necessary to enable the shares of Stock to be freely tradeable under federal or other securities laws except for certain "piggy-back" rights set forth below. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the shares of Stock or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of shares of Stock acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Stock Option Agreement evidencing the Option.

     6.    LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS.

           (a)  The aggregate Fair Market Value (determined as of the Grant
Date) of the Stock for which Incentive Stock Options may first become exercisable by any Optionee during any calendar year under this Plan, together with that of Stock subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 9(a)) by such Optionee under any other plan of the Company or any Subsidiary, shall not exceed $100,000.

           (b) There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in
Section 422 of the Code.

           (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the Grant Date.

           (d) No Incentive Stock Option may be granted to any person who is not an employee of the Company.

     7.    LIMITED RIGHT OF REGISTRATION OF SHARES UNDERLYING OPTIONS.

           (a) In the event the Company, in its sole discretion, determines to file a registration statement with the SEC, holders of shares underlying any Options granted pursuant to this Plan shall have the right to include any or all of such shares in such registration statement (referred to as "piggy-back rights"). Inclusion of such shares shall not be subject to approval by the underwriter(s) but will be subject to a reasonable resale "lock-up" period if such provision is deemed necessary by the underwriter(s).

           (b) Shares underlying Options granted pursuant to this Plan are eligible to be included only once in a registration statement.

           (c)  Such piggy-back rights shall not be transferable.

           (d) The holder of any such shares to be included in a registration statement shall pay his or her prorata portion of expenses related to the preparation and filing of such registration statement.

     8. PAYMENT OF TAXES. Upon the disposition by an Optionee or other person of shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the Company shall have the right to require such Optionee or such other person to pay by cash, or check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date"). The Administrator may, in lieu of such cash payment, withhold that number of Shares sufficient to satisfy such withholding.

     9. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 10, if the outstanding shares of the Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend or other event, an appropriate adjustment of the number and kind of securities with respect to which Options may be granted under this Plan, the number and kind of securities as to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised will be made.

     10.   DISSOLUTION, LIQUIDATION, MERGER.

           (a) COMPANY NOT THE SURVIVOR. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Optionee of the amount by which any cash and the fair market value of any other property which the Optionee would have received as consideration for the shares of Stock covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Option. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination or reorganization, in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised. In the event of a merger in which the Company is not the surviving corporation, the successor entity may assume the obligations under all outstanding Options.

           (b) COMPANY IS THE SURVIVOR. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

     11. SUSPENSION AND TERMINATION. In the event the Board or the Administrator reasonably believes an Optionee has committed an act of misconduct specified below, the Administrator may suspend the Optionee's right to exercise any Option granted hereunder pending final determination by the Board or the Administrator. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option hereunder. In making such determination, the Board or the Administrator shall act fairly and in good faith and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf. The determination of the Board or the Administrator shall be final and conclusive.

     12. NO RIGHTS AS SHAREHOLDER OR TO CONTINUED EMPLOYMENT. An Optionee shall have no rights as a shareholder with respect to any shares of Stock covered by an Option. An Optionee shall have no right to vote any shares of Stock, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation until such Optionee has effectively exercised the Option and fully paid for such shares of Stock. Subject to Sections 9 and 10, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Optionee. The grant of an Option shall in no way be construed so as to confer on any Optionee the rights to continued employment by the Company, or a Subsidiary.

     13. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld.

     14. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of Delaware.




                            EXHIBIT 10